Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contact:

Tim Lustig

QLogic Corporation

949.389.6196

tim.lustig@qlogic.com

Investor Contact:

Jean Hu

QLogic Corporation

949.389.7579

jean.hu@qlogic.com

QLOGIC REPORTS THIRD QUARTER

RESULTS FOR FISCAL YEAR 2012

ALISO VIEJO, Calif., January 26, 2012—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its third quarter financial results for the period ended January 1, 2012.

Third Quarter Highlights

•	Net revenue: $152.7 million

•	GAAP net income: $30.0 million or $0.30 per diluted share

•	Non-GAAP net income: $36.3 million or $0.36 per diluted share

•	Operating margin: 21.9% GAAP, 27.9% non-GAAP

•	Cash generated from operations: $52.3 million

Financial Results

Net revenue for the third quarter of fiscal 2012 was $152.7 million compared to $155.8 million in the same quarter last year. Revenue from Host Products was $112.7 million during the third quarter of fiscal 2012 compared to $113.5 million in the same quarter last year. Revenue from Network Products was $24.4 million during the third quarter of fiscal 2012 compared to $28.9 million in the same quarter last year. Revenue from Silicon Products increased to $12.4 million during the third quarter of fiscal 2012 from $10.6 million in the same quarter last year.

Net income on a GAAP basis for the third quarter of fiscal 2012 was $30.0 million, or $0.30 per diluted share, compared to $50.3 million, or $0.47 per diluted share, for the third quarter of fiscal 2011. Net income on a non-GAAP basis for the third quarter of fiscal 2012 was $36.3 million, or $0.36 per diluted share, compared to $57.2 million, or $0.53 per diluted share, for the third quarter of fiscal 2011. The GAAP and non-GAAP net income per diluted share amounts for the third quarter of fiscal 2011 include the benefits associated with the retroactive reinstatement of the federal research tax credit and other third-quarter specific income tax items, which contributed $0.13 to net income per diluted share.

“We are very pleased with our strong financial performance and execution during the third quarter. Our revenue of $152.7 million was at the upper end of our guidance range and I am particularly pleased with our revenue from Host Products, which grew 7 percent sequentially due to strength in Fibre Channel and converged adapters,” said Simon Biddiscombe, president and chief executive officer, QLogic. “As announced earlier this week, we entered into a definitive agreement to sell substantially all of the assets associated with our InfiniBand business. We believe this transaction will allow us to sharpen our focus on our core business and the growth opportunities in the data center with converged networking, enterprise Ethernet and storage area networking products.”

QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.

QLogic’s fiscal 2012 third quarter conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Simon Biddiscombe, president and chief executive officer, and Jean Hu, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (719) 325-4827, pass code: 6745069.

The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.

Follow QLogic @ twitter.com/qlogic

About QLogic

QLogic (Nasdaq:QLGC) is a global leader and technology innovator in high performance networking, including adapters, switches and ASICs. Leading OEMs and channel partners worldwide rely on QLogic products for their data, storage and server networking solutions. For more information, visit www.qlogic.com.

Disclaimer – Forward-Looking Statements

This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business and market trends, our expectation that the sale of substantially all of the assets associated with our InfiniBand business will be consummated and our belief that there are growth opportunities in the data center with converged networking, enterprise Ethernet and storage area networking products) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: unfavorable economic conditions; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; the company’s ability to compete effectively with other companies; the complexity of the company’s products; declining average unit sales prices of comparable products; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; the ability to attract and retain key personnel; sales fluctuations arising from customer transitions to new products; seasonal fluctuations and uneven sales patterns in orders from customers; a reduction in sales efforts by current distributors; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; international economic, currency, regulatory, political and other risks; facilities of the company and its suppliers and customers are located in areas subject to natural disasters; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; uncertain benefits from strategic business combinations; declines in the market value of the company’s marketable securities; environmental compliance costs; changes in regulations or standards regarding energy use of the company’s products; difficulties in transitioning to smaller geometry process technologies; the use of “open source” software in the company’s products; and computer viruses and other tampering with the company’s computer systems.

More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	January 1, 2012	December 26, 2010	January 1, 2012	December 26, 2010
Net revenues	$152,661	$155,771	$454,463	$444,909
Cost of revenues	52,055	53,000	154,010	153,112

Gross profit	100,606	102,771	300,453	291,797

Operating expenses:
Engineering and development	36,883	33,148	112,446	100,649
Sales and marketing	21,514	20,103	63,219	60,953
General and administrative	8,803	9,061	26,820	25,560
Special charges	—	—	—	931

Total operating expenses	67,200	62,312	202,485	188,093

Operating income	33,406	40,459	97,968	103,704
Interest and other income, net	798	773	2,926	4,258

Income before income taxes	34,204	41,232	100,894	107,962
Income taxes	4,179	(9,107)	9,789	2,188

Net income	$30,025	$50,339	$91,105	$105,774

Net income per share:
Basic	$0.30	$0.48	$0.89	$0.97
Diluted	$0.30	$0.47	$0.88	$0.96
Number of shares used in per share calculations:
Basic	100,135	105,830	102,696	108,492
Diluted	100,668	107,327	103,340	110,032

QLOGIC CORPORATION

RECONCILIATION OF GAAP NET INCOME TO

NON-GAAP NET INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	January 1, 2012	December 26, 2010	January 1, 2012	December 26, 2010
GAAP net income	$30,025	$50,339	$91,105	$105,774
Items excluded from GAAP net income:
Stock-based compensation	8,100	8,519	25,787	27,111
Amortization of acquisition-related intangible assets	1,155	1,156	3,467	3,467
Special charges	—	—	—	931
Gains recognized on previously impaired investment securities	—	—	—	(312)
Income tax effect	(3,010)	(2,772)	(8,676)	(8,437)

Total non-GAAP adjustments	6,245	6,903	20,578	22,760

Non-GAAP net income	$36,270	$57,242	$111,683	$128,534

Net income per diluted share:
GAAP net income	$0.30	$0.47	$0.88	$0.96
Adjustments	0.06	0.06	0.20	0.21

Non-GAAP net income	$0.36	$0.53	$1.08	$1.17

Non-GAAP Financial Measures

The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.

The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a per diluted share basis.

Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.

For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.

A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited – in thousands)	Three Months Ended		Nine Months Ended
	January 1, 2012	December 26, 2010	January 1, 2012	December 26, 2010
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$632	$599	$2,075	$1,962
Amortization of acquisition-related intangible assets	1,155	1,156	3,467	3,467

Total cost of revenue adjustments	1,787	1,755	5,542	5,429

Operating expenses:
Engineering and development:
Stock-based compensation	3,553	3,714	11,776	12,692
Sales and marketing:
Stock-based compensation	1,924	1,824	5,625	5,866
General and administrative:
Stock-based compensation	1,991	2,382	6,311	6,591
Special charges	—	—	—	931

Total operating expense adjustments	7,468	7,920	23,712	26,080

Interest and other income:
Gains recognized on previously impaired investment securities	—	—	—	(312)

Total non-GAAP adjustments before income taxes	9,255	9,675	29,254	31,197
Income tax effect	(3,010)	(2,772)	(8,676)	(8,437)

Total non-GAAP adjustments	$6,245	$6,903	$20,578	$22,760

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	January 1, 2012	April 3, 2011
ASSETS
Current assets:
Cash and cash equivalents	$74,198	$147,780
Marketable securities	321,627	236,296
Accounts receivable, net	82,221	70,134
Inventories	26,967	26,931
Deferred tax assets	19,954	17,754
Other current assets	13,390	20,753

Total current assets	538,357	519,648
Property and equipment, net	78,715	77,134
Goodwill	119,748	119,748
Purchased intangible assets, net	10,179	12,694
Deferred tax assets	27,284	25,333
Other assets	2,082	2,650

	$776,365	$757,207

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$35,099	$34,816
Accrued compensation	28,240	25,858
Accrued taxes	3,029	6,012
Deferred revenue	10,348	10,431
Other current liabilities	6,356	5,221

Total current liabilities	83,072	82,338
Accrued taxes	62,409	62,565
Deferred revenue	3,840	5,169
Other liabilities	5,922	5,971

Total liabilities	155,243	156,043

Stockholders’ equity:
Common stock	209	208
Additional paid-in capital	877,763	844,546
Retained earnings	1,478,870	1,387,765
Accumulated other comprehensive income	299	614
Treasury stock	(1,736,019)	(1,631,969)

Total stockholders’ equity	621,122	601,164

	$776,365	$757,207

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Nine Months Ended
	January 1, 2012	December 26, 2010
Cash flows from operating activities:
Net income	$91,105	$105,774
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	21,047	22,612
Stock-based compensation	25,787	27,111
Amortization of acquisition-related intangible assets	3,467	3,467
Deferred income taxes	(4,334)	6,810
Net gains on investment securities	(729)	(2,021)
Other non-cash items	5,811	1,435
Changes in operating assets and liabilities:
Accounts receivable	(12,244)	(10,769)
Inventories	(36)	(6,454)
Other assets	119	841
Accounts payable	(2,333)	(6,232)
Accrued compensation	2,382	405
Accrued taxes	4,531	(21,068)
Deferred revenue	(1,412)	(685)
Other liabilities	936	(3,968)

Net cash provided by operating activities	134,097	117,258

Cash flows from investing activities:
Purchases of available-for-sale securities	(336,005)	(221,884)
Proceeds from sales and maturities of available-for-sale securities	247,928	146,840
Proceeds from disposition of trading securities	—	23,800
Distributions from other investment securities	—	329
Purchases of property and equipment	(23,480)	(17,881)

Net cash used in investing activities	(111,557)	(68,796)

Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	12,674	29,637
Excess tax benefits from stock-based awards	529	1,610
Minimum tax withholding paid on behalf of employees for restricted stock units	(5,425)	(6,739)
Purchases of treasury stock	(103,900)	(156,986)

Net cash used in financing activities	(96,122)	(132,478)

Net decrease in cash and cash equivalents	(73,582)	(84,016)
Cash and cash equivalents at beginning of period	147,780	190,308

Cash and cash equivalents at end of period	$74,198	$106,292

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

Net Revenues

A summary of the company’s revenue components is as follows:

	Three Months Ended		Nine Months Ended
	January 1, 2012	December 26, 2010	January 1, 2012	December 26, 2010
Host Products	$112,687	$113,492	$328,078	$320,141
Network Products	24,390	28,923	74,048	81,787
Silicon Products	12,443	10,628	43,129	34,927
Service and other	3,141	2,728	9,208	8,054

	$152,661	$155,771	$454,463	$444,909